UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 16, 2020

Emclaire Financial Corp
(Exact name of registrant as specified in its charter)

Pennsylvania	001-34527	25-1606091
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

612 Main Street, Emlenton, Pennsylvania	16373
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(844) 767-2311

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $1.25 per share	EMCF	NASDAQ Capital Market (NASDAQ)
(Title of each Class)	(Trading Symbol)	(Name of exchange on which registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously reported, on December 16, 2020, the Board of Directors of Emclaire Financial Corp (the “Company”) appointed Steven J. Hunter to the Board of Directors of the Company, effective on January 1, 2021. However, under the Bylaws of the Company, Steven Hunter will fill a vacancy on the Board and serve an initial term as director until the Company’s annual meeting of shareholders to be held in April 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCLAIRE FINANCIAL CORP

Date: December 18, 2020	By:	/s/William C. Marsh
William C. Marsh
President and Chief Executive Officer